UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 23, 2013

NATURAL RESOURCE PARTNERS L.P.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-31465	35-2164875
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson, Suite 3600

Houston, Texas 77002

(Address of principal executive office) (Zip Code)

(713) 751-7507

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Trona Purchase Agreement

On January 23, 2013, NRP Trona LLC (“NRP Trona”), a Delaware limited liability company and a wholly owned subsidiary of NRP (Operating) LLC (“NRP Operating” and with NRP Trona the “NRP Parties”), a Delaware limited liability company and a wholly owned subsidiary of Natural Resource Partners L.P. (the “Partnership”), completed the acquisition (the “Trona Acquisition”) of (i) certain general partner interests in OCI Wyoming L.P. and (ii) 20% of the common shares and all of the preferred shares of OCI Wyoming Co. (the “Acquired Interests”) pursuant to a Purchase Agreement (the “Trona Purchase Agreement”) by and among the NRP Parties and Anadarko Holding Company and Big Island Trona Company (the “Sellers”). Under the terms of the Trona Purchase Agreement, the NRP Parties purchased the Acquired Interests for $292.5 million, after customary closing adjustments to a purchase price of $310 million as provided in the Trona Purchase Agreement. The Trona Purchase Agreement also contains an earn-out provision that would require NRP Trona to pay the Sellers up to $50 million, on a net present value basis, over a three-year period if OCI Wyoming L.P. achieves specific revenue targets during that period.

A copy of the Trona Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated by reference hereby. The description of the Trona Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

PIPE Purchase Agreement

On January 23, 2013, the Partnership completed a private placement (the “Private Placement”) of common units representing limited partner interests in the Partnership (the “Common Units”) pursuant to a Common Unit Purchase Agreement between the Partnership and the purchasers named therein. The Partnership sold approximately 3.8 million Common Units in the Private Placement at a purchase price of $19.8173 per Common Unit, resulting in $75 million in proceeds to the Partnership. The purchase price of the Common Units sold was calculated based upon the volume-weighted average closing price of the Partnership’s Common Units (as reported by the New York Stock Exchange) for the 15 trading days prior to and including January 22, 2013. Such Common Units were sold in reliance upon an exemption from the registration requirements of the Securities Act of 1933, pursuant to Section 4(2) thereof. In connection with the issuance of common units, NRP (GP) LP contributed $1.5 million to the Partnership to retain its 2% interest in the Partnership.

A copy of the Common Unit Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herby. The description of the Common Unit Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Registration Rights Agreement

On January 23, 2013, in connection with the closing of the Private Placement, the Partnership entered into a registration rights agreement with the purchasers in the Private Placement (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Partnership is required to file a shelf registration statement to register the offer and sale of Common Units issued in the Private Placement no later than 90 days following the closing date of the Private Placement, and use its commercially reasonable efforts to cause the registration statement to become effective as soon as practicable thereafter.

A copy of the Registration Rights Agreement is filed as Exhibit 4.1 to this Current Report on Form 8-K and is incorporated by reference herby. The description of the Registration Rights Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Term Loan

In connection with the closing of the Trona Acquisition, on January 23, 2013, NRP Operating entered into a 3-year, $200 million unsecured term loan agreement with Citibank, N.A., as administrative agent, Citigroup Global Markets, Inc., Wells Fargo Securities, LLC and Compass Bank, as joint lead arrangers and joint bookrunners, and Wells Fargo Bank, National Association and Compass Bank, as co-syndication agents (the “Term Loan Agreement”). The proceeds of the Term Loan Agreement will be used (i) to finance in part the Trona Acquisition and (ii) to pay the fees, expenses and other transaction costs of the transactions contemplated by the Term Loan Agreement. The Term Loan Agreement is guaranteed by the material subsidiaries of NRP Operating. The Term Loan Agreement has covenants and other terms that are substantially identical to those in NRP Operating’s existing 5-year, $300 million revolving credit facility.

A copy of the Term Loan Agreement is filed as Exhibit 10.2 to this Current Report on Form 8-K and is incorporated by reference herby. The description of the Term Loan Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Credit Agreement Amendment

On January 23, 2013, in connection with the Term Loan Agreement and the Trona Acquisition, NRP Operating entered into an amendment to its 5-year, $300 million revolving credit facility (the “Amendment”) with Citibank, N.A., as administrative agent. The amendment, among other things, amends the indebtedness covenant to permit the incurrence of indebtedness under the Term Loan Agreement and the payment of the Contingent Purchase Price Obligation Payment (as defined in the Trona Purchase Agreement) and amends the investment covenant to permit the Trona Acquisition.

A copy of the Amendment is filed as Exhibit 10.3 to this Current Report on Form 8-K and is incorporated by reference herby. The description of the Amendment in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of such agreement.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth under Item 1.01 above under the heading “Trona Purchase Agreement” is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation.

The information set forth under Item 1.01 above under the heading “Term Loan” is incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 above under the heading “PIPE Purchase Agreement” is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

* 2.1	Purchase Agreement, dated as of January 23, 2013, by and among Anadarko Holding Company, Big Island Trona Company, NRP Trona LLC and NRP (Operating) LLC.

4.1	Registration Rights Agreement, dated as of January 23, 2013, by and among Natural Resource Partners L.P. and the Investors named therein.

10.1	Common Unit Purchase Agreement, dated January 23, 2013, by and among Natural Resource Partners, L.P. and the purchasers named therein.

10.2	Term Loan Agreement, dated as of January 23, 2013, by and among Natural Resource Partners, L.P., Citibank, N.A., as administrative agent, Citigroup Global Markets, Inc., Wells Fargo Securities, LLC and Compass Bank, as joint lead arrangers and joint bookrunners and Wells Fargo Bank, National Association and Compass Bank, as co-syndication agents.

10.3	First Amendment to the Second Amended and Restated Credit Agreement, dated as of January 23, 2013.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NATURAL RESOURCE PARTNERS L.P.

	By:	NRP (GP) LP, Its General Partner

	By:	GP NATURAL RESOURCE PARTNERS, LLC Its General Partner

Dated: January 25, 2013	By:	/s/ Wyatt L. Hogan
Name: Wyatt L. Hogan Title: Vice President and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

* 2.1	Purchase Agreement, dated as of January 23, 2013, by and among Anadarko Holding Company, Big Island Trona Company, NRP Trona LLC and NRP (Operating) LLC.

4.1	Registration Rights Agreement, dated as of January 23, 2013, by and among Natural Resource Partners L.P. and the Investors named therein.

10.1	Common Unit Purchase Agreement, dated January 23, 2013, by and among Natural Resource Partners, L.P. and the purchasers named therein.

10.2	Term Loan Agreement, dated as of January 23, 2013, by and among Natural Resource Partners, L.P., Citibank, N.A., as administrative agent, Citigroup Global Markets, Inc., Wells Fargo Securities, LLC and Compass Bank, as joint lead arrangers and joint bookrunners and Wells Fargo Bank, National Association and Compass Bank, as co-syndication agents.

10.3	First Amendment to the Second Amended and Restated Credit Agreement, dated as of January 23, 2013.

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Partnership agrees to furnish supplementally a copy of the omitted schedules to the SEC upon request.

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